Exhibit 10.05

NOTICE OF FINAL AGREEMENT

November [*], 2025

To:	BALLENGEE GROUP, LLC
(“Borrower”)

As of the effective date of this Notice, Borrower, and Texas Security Bank, as lender (“Lender”) have consummated a transaction pursuant to which Lender has agreed to make a loan or loans to Borrower, and/or to otherwise extend credit or make financial accommodations to or for the benefit of Borrower (the “Loan”).

ELECTRONIC DOCUMENTS AND SIGNATURES

For purposes of negotiating and finalizing the Written Loan Agreement (as hereinafter defined), if this document or any document executed in connection with the Loan is transmitted by telecopy, emailed “.pdf,” “.tif,” or any other electronic means that reproduces an image of the actual executed signature page it shall be effective as delivery of a manually executed counterpart of such document and shall constitute a covenant to deliver an executed original counterpart, but the failure to do so shall not affect the validity, enforceability and binding effect of such document. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with the Loan and the transactions contemplated thereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

WAIVER OF RIGHT TO TRIAL BY JURY

THE PARTIES TO THIS AGREEMENT HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER TO ENFORCE THIS AGREEMENT, TO COLLECT DAMAGES FOR THE BREACH OF THIS AGREEMENT, OR WHICH IN ANY OTHER WAY ARISE OUT OF, ARE CONNECTED TO OR ARE RELATED TO THIS AGREEMENT OR THE SUBJECT MATTER OF THIS AGREEMENT. ANY SUCH ACTION SHALL BE TRIED BY THE JUDGE WITHOUT A JURY.

NOTICE OF FINAL AGREEMENT

In connection with the Loan, Borrower, Lender, and the other obligors, if any (collectively, whether one or more, “Other Obligors”) have executed and delivered and may hereafter execute and deliver certain agreements, instruments and documents (collectively hereinafter referred to as the “Written Loan Agreement”).

It is the intention of Borrower, Lender, and Other Obligors that this Notice be incorporated by reference into each of the written agreements, instruments and documents comprising the Written Loan Agreement. Borrower, Lender, and Other Obligors each warrants and represents that the entire agreement made and existing by or among Borrower, Lender, and Other Obligors with respect to the Loan is and shall be contained within the Written Loan Agreement, as amended and supplemented hereby, and that no agreements or promises exist or shall exist by or among, Borrower, Lender, and Other Obligors that are not reflected in the Written Loan Agreement.

THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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NOTICE OF FINAL AGREEMENT – Page 1

EXECUTED as of the date first written above.

BORROWER:

BALLENGEE GROUP, LLC

By:

OTHER OBLIGORS:

JAMES H. BALLENGEE, individually

TRUSTEE OF THE MARY HELEN BALLENGEE TRUST IAW TRUST AGREEMENT DATED APRIL 3, 2017

By:

NOTICE OF FINAL AGREEMENT – Signature Page

LENDER:

TEXAS SECURITY BANK

By:

NOTICE OF FINAL AGREEMENT – Signature Page